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                                                                    EXHIBIT 10.2

NEITHER THIS WARRANT NOR ANY OF THE SHARES OF CAPITAL STOCK ISSUED UPON ANY EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND NONE OF SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS WARRANT OR SUCH SHARES, AS APPLICABLE, UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

                                      Warrant to Purchase Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                             XENONICS HOLDINGS, INC.

Warrant No. 00-__

      This certifies that, for value received, Patriot Associates LLC (the "Holder"), or its registered assigns, is entitled, subject to the terms set forth below, to purchase from Xenonics Holdings, Inc., a Nevada corporation (the "Company"), at any time, and from time to time, during the term set forth in
Section 1 below, fully paid, validly issued and nonasessable shares of the Company's $0.001 par value common stock (the "Common Stock"), upon surrender hereof, at the principal office of the Company, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States, at the Exercise Price as set forth in Section 2 below. The Exercise Price of such shares of Common Stock is subject to adjustment as provided in Section 2 and Section 11 of this Warrant. The term "Warrant" as used herein shall include this Warrant, and any warrants or warrant delivered in substitution or exchange therefor.

            1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time, during the term commencing on September 9, 2005 and ending September 8, 2010.

            2. Number of Shares of Common Stock; Exercise Price.

                  (a) During the term of this Warrant, this Warrant may be exercised for the purchase of shares of Common Stock.

                  (b) The number of shares of Common Stock that can be purchased upon the exercise of this Warrant shall be four hundred thirty seven thousand five hundred (437,500) (as appropriately adjusted for any anti-dilution rights, stock dividends, splits or similar events).

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                  (c) The Exercise Price at which this Warrant may be exercised shall be $2.00 per share (as appropriately adjusted for any anti-dilution rights, stock dividends, splits or similar events).

            3. Exercise of Warrant.

                  (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, but not for less than one thousand (1,000) shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company of the purchase price of the shares of Common Stock to be purchased.

                  (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares of Common Stock for which this Warrant may then be exercised.

                  (c) All or any portion of the Exercise Price may be paid by surrendering Warrants effected by presentation and surrender of this Warrant to the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the holder appearing on the books of the Company), with a Notice of Exercise Form annexed hereto duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver by the Company of the Holder's obligation to pay all or any portion of the aggregate Exercise Price. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which the Holder desires to exercise this Warrant by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 3(c), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market or, if applicable, the Nasdaq SmallCap Market, or if not then included for quotation on the Nasdaq National Market or the Nasdaq SmallCap Market, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board or the National Quotations Bureau, as the case may be, or if not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the Board of Directors of the Company.

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            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price then in effect multiplied by such fraction.

            5. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, upon surrender or cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor representing the right to subscribe for and purchase the shares of Common Stock which may be subscribed for and purchased hereunder. Any such new Warrant executed and delivered shall constitute an additional contractual obligation of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

            6. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

            7. Transfer of Warrant.

                  (a) Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion hereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, notwithstanding any notice to the contrary.

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                  (b) Warrant Agent. The Company may, by written notice to the
Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

                  (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

                  (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants to purchase Common Stock, in substantially the form of this Warrant, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof. In the event of a partial transfer by a Holder, the Company shall issue to the holders one or more appropriate new warrants. The acceptance of the new warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a warrant.

                  (e) Compliance with Securities Laws. All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Upon the registration, under the Act, of the securities issued upon exercise of the Warrant such legend shall be removed from the certificate evidencing such securities.

            8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve, free from preemptive rights, from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its charter documents to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens, charges and security interests in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant. The Company covenants that all such shares of Common Stock will, when issued, be duly and validly issued, fully paid and nonassessable.

            9. Notices.

                  (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by a duly authorized officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

                  (b) In case:

                        (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                        (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

                        (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

                  (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the first business day following the date of such mailing.

            10. Waivers and Amendments.

                  (a) Any term of this Warrant may be amended or waived only with the written consent of the Company and the Holder.

                  (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  (a) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be a:
(i) reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of Common Stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this
Section 11 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (b) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

                  (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination, and (ii) the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event.

                  (d) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

                  (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

                  (f) No Impairment. The Company will not, by amendment of its charter documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment due to such event. Without limiting the generality of the foregoing, the Company (i) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all of the Warrants from time to time outstanding, and (ii) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and agree to be bound by all the terms of this Warrant.

            12. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California without regard to conflicts of law provisions.

            13. Speculative Value of Warrant. It is understood and agreed by the Company and Holder that the Warrant as of the date of issuance has a speculative value and no definitive value can be expressed.

            14. Notices. All notices and other communications hereunder shall be delivered by hand, by depositing the notice in the United States mail postage prepaid and properly addressed to the recipient or by facsimile transmission to the parties as follow:

                  (a) If to the Company:      Xenonics Holdings, Inc.
                                              2236 Rutherford Road, Suite 123
                                              Carlsbad, California 92008
                                              Telephone:
                                              Fax:

                  (b) If to the Holder:       Patriot Associates LLC
                                              111 E. 56th Street
                                              New York, New York 10022
                                              Telephone:
                                              Fax:

                            [Signature page follows]

      IN WITNESS WHEREOF, XENONICS HOLDINGS, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 9, 2005

                                              XENONICS HOLDINGS, INC.

                                              By: /s/ Richard J. Naughton
                                              Name: Richard J. Naughton
                                              Title: Chief Executive Officer